                                  EXHIBIT 10.1


                          AMENDMENT NO. 1 TO GUARANTY

                        PERKINS FAMILY RESTAURANTS, L.P.
                  PERKINS RESTAURANTS OPERATING COMPANY, L.P.


This AMENDMENT (the "Amendment"), dated as of May 3, 1995, among Perkins Family Restaurants, L.P., Perkins Restaurants Operating Company, L.P. (collectively, the "Guarantors") and BancBoston Leasing Inc. ("BBL").

         WHEREAS, the Guarantors have guaranteed to BBL the payment and performance of the Obligations (as defined in the Guaranty referred to below) of certain Approved Franchisees (as defined in the Guaranty referred to below) to BBL pursuant to that certain Guaranty dated as of May 31, 1994 (as amended and in effect from time to time, the "Guaranty"); and

         WHEREAS, THE GUARANTORS AND BBL WISH TO AMEND A PROVISION OF THE GUARANTY;

         NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

         Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Guaranty shall have the same meanings herein as in the Guaranty.

         Section 2. AMENDMENT TO GUARANTY. (a) The Guaranty is hereby amended by deleting the date "April 30, 1995" where it appears in the second whereas clause of the preamble thereof, and substituting therefor the date "April 30, 1996".

         (b) Section 9 of the Guaranty is hereby amended by deleting the phrase "Section 9 of the Revolving Credit Agreement, dated as of February 18, 1992 among the Guarantors, The First National Bank of Boston, The Bank of Tokyo, Ltd. and The First National Bank of Boston, as agent" and substituting therefor "Section 9 of that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 29, 1994, among the Guarantors, The First National Bank of Boston, The Bank of Tokyo, Ltd., First American National Bank, such other lenders as may become parties thereto from time to time, and The First National Bank of Boston, as agent, as such agreement may be amended, supplemented, restated and in effect from time to time".

         Section 3. EFFECTIVE DATE. Upon execution and delivery by each of the parties hereto, the provisions of this Amendment shall become effective as of the date hereof.

         Section 4. MISCELLANEOUS PROVISIONS. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the payment and performance by the Approved Franchisees of their obligations to BBL, as more fully set forth in the Guaranty as amended hereby. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Guaranty shall remain the same. It is declared and agreed by each of the parties hereto that the Guaranty, as amended hereby, shall continue in full force and effect, and that this Amendment and such Guaranty shall be read and construed as one instrument.

  The Guarantors hereby agree to pay to BBL, on demand by BBL, all reasonable out-of-pocket costs and expenses incurred or sustained by BBL in connection with the preparation of this Amendment (including reasonable legal fees). This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AMENDMENT AS AN AGREEMENT UNDER SEAL AS OF THE DATE FIRST WRITTEN ABOVE.


                                        PERKINS FAMILY RESTAURANTS, L.P.

                                        By: Perkins Management Company, Inc.,
                                              its general partner


                                        By: /s/ Michael P. Donahoe
                                            ----------------------
                                        Title:  Vice President, Controller


                                        PERKINS RESTAURANTS OPERATING
                                         COMPANY, L.P.

                                        By: Perkins Management Company, Inc.,
                                              its general partner


                                        By:/s/ Michael P. Donahoe
                                           ----------------------
                                        Title:  Vice President, Controller


                                        BANCBOSTON LEASING INC.


                                        By:/s/ James D. Tighe
                                           ------------------
                                        Title: Vice President

                                      2